Note 2: Summary of Significant Accounting Practices: Income Tax Policy (Policies)	6 Months Ended
Nov. 30, 2013
Policies
Income Tax Policy

INCOME TAX POLICY

Income taxes are provided in accordance with FASB ASC 740. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.